Value Line Larger Companies Focused Fund, Inc.
Investor Class	(Ticker Symbol: VALLX)
Institutional Class	(Ticker Symbol: VLLIX)

SUMMARY PROSPECTUS
May 1, 2020

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.

VALUE LINE LARGER COMPANIES FOCUSED FUND SUMMARY
Investment objective
The Fund’s sole investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.19%	2.03%
Total Annual Fund Operating Expenses	1.16%	2.75%
Less: Fee Waivers and Expense Reimbursement(1)	–0.01%	–1.85%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.15%	0.90%

(1)
EULAV Asset Management (the “Adviser”) has contractually agreed to waive through June 30, 2021 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-level Expense Limitation”). In addition, the Adviser and EULAV Securities LLC (the “Distributor”) have contractually agreed to permanently waive certain class-specific fees and assume certain class-specific expenses so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and certain non-routine class-specific expenses) (the “Class Expense Limitation,” together with the Fund-level Expense Limitation, the “Expense Limitations”). Each Expense Limitation can be terminated with the agreement of the Fund’s Board. The Adviser and the Distributor may subsequently recover from a class any fees waived and expenses assumed within three years from the month in which the waiver or assumption occurred for such class, to the extent its expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or assumption occurred.

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that the Class Expense Limitation is never terminated by the Fund’s Board, and that the Fund-level Expense Limitation is in place through June 30, 2021 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$367	$637	$1,408
Institutional Class	$92	$289	$503	$1,119
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 29% of the average value of the portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Adviser considers companies with market capitalization of greater than $10 billion to be larger companies. The Fund is actively managed by the Adviser, which seeks to purchase growth companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments, and the Fund may invest in companies of any market capitalization. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies. The Adviser may sell securities for a variety of reasons including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.

Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy, or the market as a whole.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

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Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

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Ranking System Risk. The Adviser’s use of the results of the Ranking System in managing the Fund involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. These risks tend to be more volatile in emerging markets (as compared to the U.S. market or developed foreign markets).

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 36.
Fund performance
The bar chart and table that follows can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years. The table compares the performance of the Investor Class and Institutional Class shares to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q1 2019	+19.89%
Worst Quarter:	Q4 2018	–17.27%
After-tax returns in the table below are shown for Investor Class shares only and calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns for Institutional Class shares will vary from those of Investor Class shares shown in the table below. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns for Periods Ended December 31, 2019
Investor Class	1 year	5 years	10 years
Return before taxes	25.67%	13.41%	13.61%
Return after taxes on distributions	22.83%	10.73%	11.88%
Return after taxes on distributions and sale of Fund shares	17.03%	10.10%	10.98%
Institutional Class
Return before taxes	25.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Cindy Starke has principal responsibility for the day-to-day management of the Fund’s portfolio. Ms. Starke has been the Fund’s portfolio manager since 2014.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, group retirement plans and accounts, brokerage platforms which charge customized commissions and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 43.
Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 52.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 48. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 49.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.